SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 12, 2003



Commission      Registrant; State of Incorporation;       I.R.S. Employer
File Number        Address; and Telephone Number         Identification No.
-----------     -----------------------------------      ------------------

1-446           Metropolitan Edison Company                  23-0870160
                (A Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH 44308
                Telephone  (800) 736-3402



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Item 5.  Other Events

         Metropolitan Edison Company (Met-Ed) reports unaudited financial information for the year ended December 31, 2002. Met-Ed is also providing specific disclosure with respect to the Pennsylvania Supreme Court action that was previously reported in Met-Ed's Form 8-K filed on January 21, 2003.




                                                    METROPOLITAN EDISON COMPANY

                                                 CONSOLIDATED STATEMENTS OF INCOME


                                                                  (Unaudited)
                                                                For the year ended     Nov 7 -         Jan. 1 -
                                                               December 31, 2002    Dec. 31, 2001   Nov. 6, 2001
----------------------------------------------------------------------------------------------------------------
                                                                              (Dollars in thousands)

OPERATING REVENUES............................................       $986,608          $143,760   |    $824,556
                                                                     --------          --------   |    --------
                                                                                                  |
OPERATING EXPENSES AND TAXES:                                                                     |
   Fuel and purchased power (A)...............................        604,305            83,275   |     478,954
   Other operating costs......................................        115,371            16,122   |     123,094
                                                                     --------          --------   |    --------
     Total operation and maintenance expenses.................        719,676            99,397   |     602,048
   Provision for depreciation and amortization................         81,419             8,903   |      51,867
   General taxes..............................................         66,795             6,509   |      39,845
   Income taxes...............................................         27,447            11,584   |      28,549
                                                                     --------          --------   |    --------
     Total operating expenses and taxes.......................        895,337           126,393   |     722,309
                                                                     --------          --------   |    --------
                                                                                                  |
OPERATING INCOME..............................................         91,271            17,367   |     102,247
                                                                                                  |
OTHER INCOME..................................................         21,742             5,465   |       7,807
                                                                     --------          --------   |    --------
                                                                                                  |
INCOME BEFORE NET INTEREST CHARGES............................        113,013            22,832   |     110,054
                                                                     --------          --------   |    --------
                                                                                                  |
NET INTEREST CHARGES:                                                                             |
   Subsidiaries' preferred stock dividend requirements........          7,559             1,102   |       6,248
   Interest on long-term debt.................................         40,774             5,615   |      33,101
   Allowance for borrowed funds used during                                                       |
     construction.............................................           (470)               30   |        (574)
   Deferred interest..........................................           (710)             (276)  |        (321)
   Other interest expense ....................................          2,636             1,744   |       9,219
                                                                     --------          --------   |    --------
     Net interest charges.....................................         49,789             8,215   |      47,673
                                                                     --------          --------   |    --------
                                                                                                  |
NET INCOME....................................................       $ 63,224          $ 14,617   |    $ 62,381
                                                                     ========          ========   |    ========


CONSOLIDATED RATIO OF EARNINGS TO FIXED CHARGES...............           3.09              4.29   |        3.08
                                                                         ====              ====   |        ====

Transmission and Distribution
Kilowatt-Hour Deliveries (Millions):
   Residential................................................          4,738               793   |       3,712
   Commercial.................................................          3,991               652   |       3,203
   Industrial.................................................          3,972               662   |       3,506
   Other......................................................             35                 6   |          27
                                                                     --------          --------   |    --------
   Total Retail...............................................         12,736             2,113   |      10,448
   Total Wholesale............................................            840               195   |       1,067
                                                                     --------          --------   |    --------
   Total......................................................         13,576             2,308   |      11,515
                                                                       ======           =======   |     =======



Met-Ed was formerly a wholly owned subsidiary of GPU, Inc., which merged with FirstEnergy Corp. (FirstEnergy) on November 7, 2001. Pre-merger period and post-merger period financial results are separated by a heavy black line.


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


                               METROPOLITAN EDISON COMPANY

                                 SELECTED FINANCIAL DATA


                                                          (Unaudited)
                                                       December 31, 2002       December 31, 2001
-------------------------------------------------------------------------------------------------
                                                                 (Dollars in thousands)

Total Assets.......................................       $3,564,805               $3,607,187
                                                          ==========               ==========

Total Liabilities..................................       $1,618,020               $1,642,957
                                                          ==========               ==========

Capitalization:
   Common Stockholder's Equity.....................       $1,315,586               $1,288,953
   Company-Obligated Trust Preferred Securities               92,409                   92,200
   Long-Term Debt..................................          538,790                  583,077
                                                          ----------               ----------
     Total Capitalization..........................       $1,946,785               $1,964,230
                                                          ==========               ==========

Capitalization Ratios:
   Common Stockholder's Equity.....................             67.6%                    65.6%
   Company-Obligated Trust Preferred Securities ...              4.7                      4.7
   Long-Term Debt..................................             27.7                     29.7
                                                               -----                    -----
     Total Capitalization..........................            100.0%                   100.0%
                                                               =====                    =====


(A): On January 17, 2003, the Pennsylvania Supreme Court denied further appeals of the February 21, 2002 Pennsylvania Commonwealth Court decision related to FirstEnergy's merger with GPU, Inc. The Commonwealth Court had overturned the Pennsylvania Public Utility Commission's order allowing Met-Ed to use deferred cost accounting treatment for Provider of Last Resort costs in excess of Met-Ed's fixed generation tariff. In 2002, Met-Ed incurred a $40.2 million loss ($23.5 million net of tax) related to the energy costs (included in the fuel and purchased power costs on the Consolidated Statements of Income) that otherwise would have been deferred absent the Commonwealth Court decision through August 31, 2002. Met-Ed entered into a wholesale power sale agreement with its unregulated supply affiliate FirstEnergy Solutions Corp. (FES), effective September 1, 2002. Under the terms of the wholesale agreement, FES assumes the supply obligation and the energy supply profit and loss risk for the portion of power supply requirements not self-supplied by Met-Ed under its nonutility generation and other existing power contracts with nonaffiliated third party suppliers.

         This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy market prices, legislative and regulatory changes or approvals (including revised environmental requirements), availability and cost of capital, inability to accomplish or realize anticipated benefits of strategic goals and other similar factors.

Item 7.  Exhibits

Exhibit No.                                 Description
-----------                                 -----------

    12                   Consolidated Ratio of Earnings to Fixed Charges



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                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






March 12, 2003








                                     METROPOLITAN EDISON COMPANY
                                     ---------------------------
                                             Registrant




                                        /s/ Harvey L. Wagner
                                -----------------------------------------
                                            Harvey L. Wagner
                                      Vice President and Controller



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